UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2022

Astra Space, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39426	85-1270303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Skyhawk Street
Alameda, California		94501
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 278-7217

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 14, 2022, we conducted a launch attempt for Spaceflight, Inc. under our multi-launch contract on our launch vehicle LV0009. We terminated that launch attempt due to weather conditions and rescheduled the launch for March 15, 2022 at 9:22 a.m. pacific time. On March 15, 2022, we conducted an orbital launch of LV0009 and confirmed our first delivery of customer payloads into Earth orbit.

Both our launch attempt and the launch and deployment of the payload were livestreamed through NASA Spaceflight. The video of these livestreams is available on our Twitter account (@astra), our LinkedIN account (linkedin/company/astraspace) and our website at www.astraspace.com. We have also furnished the transcript of the video from the launch attempt on March 14, 2022, as Exhibit 99.1. This exhibit shall not be deemed filed for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or Exchange Act, except as shall be expressly set forth by specific reference in such a filing. Once available, we will furnish the transcript of the livestream of our commercial orbital launch from March 15, 2022.

When we use the phrase “commercial orbital launch,” we mean a launch conducted under an FAA commercial launch license.

On March 15, 2022, we issued a press release announcing Chris Kemp, Founder, Chairman and CEO, will participate in a fireside chat at BofA securities' STAARS Summit Conference on Sunday March 20, 2022. A copy of our press release is included in this current report on Form 8-K as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Transcript of livestream video for launch attempt on March 14, 2022
99.2	Press release issued by Astra Space, Inc. on March 15, 2022
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 15, 2022	Astra Space, Inc.

	By:	/s/ Kelyn Brannon
	Name:	Kelyn Brannon
	Title:	Chief Financial Officer